                                                                    Exhibit 5(a)

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                         (As To MassMutual Prime Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


          This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

          WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

          WHEREAS, MassMutual Prime Fund (the "Fund") is a series of the Trust;

          WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

          WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.   General Provision.
     ------------------

     The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   Duties of the Manager.
     ----------------------

     (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

     (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

     (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   Duties of the Trust.
     --------------------

     The Trust shall provide the Manager with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   Compensation of the Manager.
     ----------------------------

     The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .45% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.   Portfolio Transactions and Brokerage.
     -------------------------------------

     (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   Duration.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this   Management
     Agreement shall
     remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.


7.   Termination.
     ------------

     This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).


8.   Investment Sub-Advisory Contracts.
     ----------------------------------

     (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A
                                                                     ----------
     (the "Sub-Adviser Agreement") and will be obligated to:

          (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

          (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

          (3) Place all orders for the purchase and sale of investments of the Fund.

     (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.   Disclaimer of Shareholder Liability.
     ------------------------------------

     The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.  Notice.
     -------

     Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

          If to the Manager:

               Massachusetts Mutual Life Insurance Company
               1295 State Street
               Springfield, MA  01111
               Attention:  Edwin P. McCausland, Jr
                           Vice President and Managing Director

          If to the Trust:

               MassMutual Institutional Funds
               1295 State Street
               Springfield, MA 01111
               Attention:  Stephen L. Kuhn,
                           Vice President and Secretary


     IN WITNESS WHEREOF, the Trust and the Manager have caused this Management

Agreement to be executed on the day and year first above written.


                    MASSACHUSETTS MUTUAL LIFE
                    INSURANCE COMPANY



                    By:   /s/ Edwin P. McCausland, Jr.
                         ---------------------------------------
                           Edwin P. McCausland, Jr.
                           Vice President and Managing Director



                    MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL PRIME FUND



                    By:  /s/ Stuart H. Reese
                         ---------------------------------------
                           Stuart H. Reese
                           President

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                    (As To MassMutual Short-Term Bond Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


          This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

          WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

          WHEREAS, MassMutual Short-Term Bond Fund (the "Fund") is a series of the Trust;

          WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

          WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.   General Provision.
     ------------------

     The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   Duties of the Manager.
     ----------------------

     (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

     (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

     (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   Duties of the Trust.
     --------------------

     The Trust shall provide the Manager with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   Compensation of the Manager.
     ----------------------------

     The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .45% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.   Portfolio Transactions and Brokerage.
     -------------------------------------

     (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   Duration.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this   Management
     Agreement shall remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   Termination.
     ------------

     This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   Investment Sub-Advisory Contracts.
     ----------------------------------

     (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A (the
                                                            ----------
     "Sub-Adviser Agreement") and will be obligated to:

          (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

          (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

          (3) Place all orders for the purchase and sale of investments of the Fund.

     (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.   Disclaimer of Shareholder Liability.
     ------------------------------------

     The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.  Notice.
     -------

     Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

          If to the Manager:

               Massachusetts Mutual Life Insurance Company
               1295 State Street
               Springfield, MA  01111
               Attention: Edwin P. McCausland, Jr
                          Vice President and Managing Director


          If to the Trust:

               MassMutual Institutional Funds
               1295 State Street
               Springfield, MA 01111
               Attention: Stephen L. Kuhn,
                          Vice President and Secretary


     IN WITNESS WHEREOF, the Trust and the Manager have caused this Management

Agreement to be executed on the day and year first above written.


                    MASSACHUSETTS MUTUAL LIFE
                    INSURANCE COMPANY



                    By:  /s/ Edwin P. McCausland, Jr.
                        ----------------------------------------
                           Edwin P. McCausland, Jr.
                           Vice President and Managing Director



                    MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL SHORT-TERM BOND FUND



                    By:   /s/ Stuart H. Reese
                         ---------------------------------------
                            Stuart H. Reese
                            President

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                       (As To MassMutual Core Bond Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


        This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

        WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

        WHEREAS, MassMutual Core Bond Fund (the "Fund") is a series of the
Trust;

        WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

        WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.      General Provision.
        ------------------

        The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

              (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

              (b)  any other applicable provisions of state or federal law;

              (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

              (d) policies and determinations of the Board of Trustees of the Trust;

              (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

              (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

        The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.      Duties of the Manager.
        ----------------------

        (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund;
             (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

        (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

        (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

        (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

        (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.      Duties of the Trust.
        --------------------

        The Trust shall provide the Manager with the following information about the Fund:

        (a)  cash flow estimates on request;

        (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

        (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
             (f) of Section 1 hereof, above.

4.      Compensation of the Manager.
        ----------------------------

        The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .45% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.      Portfolio Transactions and Brokerage.
        -------------------------------------

        (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

        (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

        (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.      Duration.
        ---------

        Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement shall remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.      Termination.
        ------------

        This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.      Investment Sub-Advisory Contracts.
        ----------------------------------

        (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A (the "Sub-Adviser Agreement") and will be
                  ----------
        obligated to:

              (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

              (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

              (3) Place all orders for the purchase and sale of investments of the Fund.

        (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.      Disclaimer of Shareholder Liability.
        ------------------------------------

        The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.     Notice.
        -------

        Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

              If to the Manager:

                    Massachusetts Mutual Life Insurance Company
                    1295 State Street
                    Springfield, MA  01111
                    Attention: Edwin P. McCausland, Jr
                               Vice President and Managing Director

              If to the Trust:


                    MassMutual Institutional Funds
                    1295 State Street
                    Springfield, MA 01111
                    Attention: Stephen L. Kuhn,
                               Vice President and Secretary


        IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.


                          MASSACHUSETTS MUTUAL LIFE
                          INSURANCE COMPANY



                          By:  /s/ Edwin P. McCausland, Jr.
                              --------------------------------------
                                Edwin P. McCausland, Jr.
                                Vice President and Managing Director



                          MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL CORE BOND FUND



                          By:  /s/ Stuart H. Reese
                              --------------------------------------
                                Stuart H. Reese
                                President

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                       (As To MassMutual Balanced Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


        This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

        WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

        WHEREAS, MassMutual Balanced Fund (the "Fund") is a series of the Trust;

        WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

        WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.      General Provision.
        ------------------

        The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

              (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

              (b)  any other applicable provisions of state or federal law;

              (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

              (d) policies and determinations of the Board of Trustees of the Trust;

              (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

              (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

        The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.      Duties of the Manager.
        ----------------------

        (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund;
              (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

        (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

        (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

        (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

        (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.      Duties of the Trust.
        --------------------

        The Trust shall provide the Manager with the following information about the Fund:

        (a)   cash flow estimates on request;

        (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

        (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and (f) of Section 1 hereof, above.

4.      Compensation of the Manager.
        ----------------------------

        The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .45% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.      Portfolio Transactions and Brokerage.
        -------------------------------------

        (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

        (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

        (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.      Duration.
        ---------

        Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement shall remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.      Termination.
        ------------

        This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.      Investment Sub-Advisory Contracts.
        ----------------------------------

        (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A (the
                                                        ----------
              "Sub-Adviser Agreement") and will be obligated to:

                    (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

                    (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

                    (3) Place all orders for the purchase and sale of investments of the Fund.

        (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.      Disclaimer of Shareholder Liability.
        ------------------------------------

        The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.     Notice.
        -------

        Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

              If to the Manager:

                    Massachusetts Mutual Life Insurance Company
                    1295 State Street
                    Springfield, MA  01111
                    Attention:  Edwin P. McCausland, Jr
                                Vice President and Managing Director

              If to the Trust:


                    MassMutual Institutional Funds
                    1295 State Street
                    Springfield, MA 01111
                    Attention:  Stephen L. Kuhn,
                                Vice President and Secretary


        IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

                          MASSACHUSETTS MUTUAL LIFE
                          INSURANCE COMPANY



                          By: /s/ Edwin P. McCausland, Jr.
                             --------------------------------------
                               Edwin P. McCausland, Jr.
                               Vice President and Managing Director



                          MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL BALANCED FUND



                          By: /s/ Stuart H. Reese
                             --------------------------------------
                               Stuart H. Reese
                               President

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                     (As To MassMutual Value Equity Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


     This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

     WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, MassMutual Value Equity Fund (the "Fund") is a series of the
Trust;

     WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

     WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.   General Provision.
     ------------------

     The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law

          (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   Duties of the Manager.
     ----------------------

     (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

     (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

     (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   Duties of the Trust.
     --------------------

     The Trust shall provide the Manager with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   Compensation of the Manager.
     ----------------------------

     The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .45% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.   Portfolio Transactions and Brokerage.
     -------------------------------------

     (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   Duration.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this   Management
     Agreement shall remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   Termination.
     ------------

     This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   Investment Sub-Advisory Contracts.
     ----------------------------------

     (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A
                                                                     ----------
     (the "Sub-Adviser Agreement") and will be obligated to:

          (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

          (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

          (3) Place all orders for the purchase and sale of investments of the Fund.

     (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.   Disclaimer of Shareholder Liability.
     ------------------------------------

     The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.  Notice.
     -------

     Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

          If to the Manager:

               Massachusetts Mutual Life Insurance Company
               1295 State Street
               Springfield, MA  01111
               Attention:  Edwin P. McCausland, Jr
                           Vice President and Managing Director

          If to the Trust:

               MassMutual Institutional Funds
               1295 State Street
               Springfield, MA 01111
               Attention:  Stephen L. Kuhn,
                           Vice President and Secretary


     IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.


                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY



                                By:  /s/ Edwin P. McCausland, Jr.
                                   -----------------------------------
                                     Edwin P. McCausland, Jr.
                                     Vice President and Managing Director



                                MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL VALUE EQUITY FUND



                                By:  /s/ Stuart H. Reese
                                   -----------------------------------
                                     Stuart H. Reese
                                     President

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                (As To MassMutual Small Cap Value Equity Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


     This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

     WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, MassMutual Small Cap Value Equity Fund (the "Fund") is a series of the Trust;

     WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

     WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.   General Provision.
     ------------------

     The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   Duties of the Manager.
     ----------------------

     (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

     (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

     (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   Duties of the Trust.
     --------------------

     The Trust shall provide the Manager with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   Compensation of the Manager.
     ----------------------------

     The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .55% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.   Portfolio Transactions and Brokerage.
     -------------------------------------

     (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   Duration.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this   Management
     Agreement shall remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   Termination.
     ------------

     This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   Investment Sub-Advisory Contracts.
     ----------------------------------

     (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A
                                                                     ----------
     (the "Sub-Adviser Agreement") and will be obligated to:

          (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

          (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

          (3) Place all orders for the purchase and sale of investments of the Fund.

     (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.   Disclaimer of Shareholder Liability.
     ------------------------------------

     The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.  Notice.
     -------

     Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

          If to the Manager:

               Massachusetts Mutual Life Insurance Company
               1295 State Street
               Springfield, MA  01111
               Attention:  Edwin P. McCausland, Jr
                           Vice President and Managing Director

          If to the Trust:

               MassMutual Institutional Funds
               1295 State Street
               Springfield, MA 01111
               Attention:  Stephen L. Kuhn,
                           Vice President and Secretary


     IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.


                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY



                                By:  /s/ Edwin P. McCausland, Jr.
                                   -----------------------------------
                                     Edwin P. McCausland, Jr.
                                     Vice President and Managing Director



                                MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL SMALL CAP VALUE EQUITY FUND



                                By:  /s/ Stuart H. Reese
                                   -----------------------------------
                                     Stuart H. Reese
                                     President

                        INVESTMENT MANAGEMENT AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                        MASSMUTUAL INSTITUTIONAL FUNDS



                 (As To MassMutual International Equity Fund)

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------


          This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 30th day of September, 1994.

          WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

          WHEREAS, MassMutual International Equity Fund (the "Fund") is a series of the Trust;

          WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

          WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.   General Provision.
     ------------------

     The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   Duties of the Manager.
     ----------------------

     (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

     (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

     (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   Duties of the Trust.
     --------------------

     The Trust shall provide the Manager with the following information about the Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
          (f) of Section 1 hereof, above.

4.   Compensation of the Manager.
     ----------------------------

     The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate .85% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.   Portfolio Transactions and Brokerage.
     -------------------------------------

     (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   Duration.
     ---------

     Unless terminated earlier pursuant to Section 7 hereof, this   Management
     Agreement shall remain in effect until June 30, 1995. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   Termination.
     ------------

     This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   Investment Sub-Advisory Contracts.
     ----------------------------------

     (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A
                                                                     ----------
     (the "Sub-Adviser Agreement") and will be obligated to:

          (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

          (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

          (3) Place all orders for the purchase and sale of investments of the Fund.

     (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.   Disclaimer of Shareholder Liability.
     ------------------------------------

     The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.  Notice.
     -------

     Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

          If to the Manager:

               Massachusetts Mutual Life Insurance Company
               1295 State Street
               Springfield, MA  01111
               Attention: Edwin P. McCausland, Jr
                          Vice President and Managing Director


     If to the Trust:

               MassMutual Institutional Funds
               1295 State Street
               Springfield, MA 01111
               Attention: Stephen L. Kuhn,
                          Vice President and Secretary


     IN WITNESS WHEREOF, the Trust and the Manager have caused this Management

Agreement to be executed on the day and year first above written.


                    MASSACHUSETTS MUTUAL LIFE
                    INSURANCE COMPANY



                    By:  /s/ Edwin P. McCausland, Jr.
                         ----------------------------
                         Edwin P. McCausland, Jr.
                         Vice President and Managing Director



                    MASSMUTUAL INSTITUTIONAL FUNDS on behalf of MASSMUTUAL INTERNATIONAL EQUITY FUND



                    By:  /s/ Stuart H. Reese
                         -------------------
                         Stuart H. Reese
                         President